EXHIBIT 10.37
                                                                   -------------

LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement (this "Loan Modification Agreement') is entered into as of November 15, 2002, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and DATAWATCH CORPORATION, a Delaware corporation with offices at 175 Cabot Street, Suite 503, Lowell, Massachusetts ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of October 30, 2001, evidenced by, among other documents, (i) a certain Amended and Restated Loan and Security Agreement dated as of October 30, 2001, between Borrower and Bank (as amended from time to time, the "Loan Agreement"), and (ii) a certain Intellectual Property Security Agreement dated as of October 30, 2001 (the "IP Security Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, all indebtedness and obligations owing by Borrower to Bank shall be referred to as the "Obligations".

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and the IP Security Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

   A. Modifications to Loan Agreement.

       1. Section 1 (A)(i) of the Schedule to the Loan Agreement is hereby amended by deleting the text "$1,000,000.00 at any one time outstanding" therefrom and inserting the text "$1,500,000.00" in lieu thereof.

       2. Section 1 (B)(i) of the Schedule to the Loan Agreement is hereby amended by deleting the text "$500,000.00" therefrom and inserting the text "$750,000.00" in lieu thereof.

       3. Section 1 of the Schedule to the Loan Agreement is hereby amended by adding the text "Letter of Credit/Foreign Exchange Contract/Cash Management Services Sublimit -$ 100,000.00" at the end of the Section.

       4. Section 2 of the Schedule to the Loan Agreement is hereby amended by deleting the text "2.00%" therefrom and inserting the text "3/4%" in lieu thereof.

       5. Section 3 of the Schedule to the Loan Agreement is hereby amended by adding the text "($400.00 when not borrowing)" at the end of the Collateral Handling Fee subsection.

       6. Section 4 of the Schedule to the Loan Agreement is hereby amended by deleting the text "October 1, 2002" therefrom and inserting the text "October 29, 2003" in lieu thereof.

       7. Section 5a.(i) of the Schedule to the Loan Agreement is hereby amended by deleting the text "plus" at the end of subsection (m) and adding the following text after subsection (m):

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          "(n)$1,500,000.00 at the month ending October 31, 2002;
           (o)$1,500,000.00 at the month ending November 30, 2002;
           (p)$2,250,000.00 at the quarter ending December 31, 2002:
           (q)$1,500,000.00 at the month ending January 31, 2003;
           (r)$1,500,000.00 at the month ending February 28, 2003;
           (s)$2,700,000.00 at the quarter ending March 31, 2003;
           (t)$2,000,000.00 at the month ending April 30, 2003:
           (u)$2,000,000.00 at the month ending May 31, 2003;
           (v)$2,700,000.00 at the quarter ending June 30, 2003;
           (w)$2,000,000.00 at the month ending July 31, 2003;
           (x)$2,000,000.00 at the month ending August 31, 2003;
           (y)$2,700,000.00 at the quarter ending September 30, 2003; plus"

       8. Section 5b. of the Schedule to the Loan Agreement is hereby amended by deleting the text "$400,000.00" therefrom and inserting the text "$500,000.00" in lieu thereof .

4. FEES. Borrower shall pay to Bank a modification fee equal to Seven Thousand Five Hundred Dollars ($7,500.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. The Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. CONSENT. Bank hereby consents to the acquisition by Borrower of Auxilor, Inc. upon such terms and conditions as have been previously disclosed to Bank in writing and as further set forth in that certain Stock Purchase Agreement dated October 16, 2002.

6. RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement and acknowledges, confirms and agrees that, except as set forth in the revised Exhibits A, B, C, and D, the IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in IP Security Agreement and that such IP Security Agreement remains in full force and effect.

7. RATIFICATION OF PERFECTION CERTIFICATE. Simultaneous herewith, Borrower has delivered to Bank a Perfection Certificate, dated of even date herewith (the "Updated Certificate"). Borrower and Bank agree that, upon delivery of the Updated Certificate, that certain Perfection Certificate dated as of February 26, 2001 delivered by Borrower to Bank (the "Prior Certificate") shall be of no further force and effect, and Borrower makes no further certifications with respect to, the disclosures and information about Borrower provided to Bank in the Prior Certificate. Effective as of the date hereof, all references in the Existing Loan Documents to the Perfection Certificate shall be deemed to refer to the Updated Certificate and not to the Prior Certificate.

8. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Obligations.

11. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

12. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

13. COUNTERSIGNATURE/EFFECTIVENESS. This Loan Modification Agreement shall become effective only (i) when it shall have been executed by Borrower and Bank,
(ii) after the Bank's review and approval of updated tax and UCC lien search reports., and (iii) after receipt by the Bank of confirmation and ratification by all existing guarantors.

     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

                                           BORROWER:

                                           DATAWATCH CORPORATION


                                           By: /s/ Robert Hagger
                                              ----------------------------------
                                           Name: Robert Hagger
                                                --------------------------------
                                           Title: President & CEO
                                                 -------------------------------
                                           BANK:

                                           SILICON VALLEY BANK, d/b/a
                                           SILICON VALLEY EAST


                                           By: /s/ David E. Rodriguez
                                              ----------------------------------
                                           Name: David E. Rodriguez
                                                --------------------------------
                                           Title: VP
                                                 -------------------------------
738837.3

                                   EXHIBIT"A"

                                   COPYRIGHTS

SCHEDULE A - ISSUED COPYRIGHTS
------------------------------

None

SCHEDULE B PENDING COPYRIGHT APPLICATIONS
-----------------------------------------

None

SCHEDULE C - UNREGISTERED COPYRIGHTS
------------------------------------

Datawatch and its affiliates regularly create original works of authorship fixed in a tangible form that, although unregistered, are copyrighted. Because of the large and growing number of such works, it would be impractical to schedule them.

                                   EXHIBIT "B"

                                     PATENTS


None

                                   EXHIBIT "C"

                                   TRADEMARKS

TRADEMARK
DESCRIPTION      COUNTRY     SERIAL NO.           REG. NO.         STATUS
-----------      -------     ----------           --------         ------

DATAWATCH        US          74/553,269           1,963,783        Registered
                             (07/25/1994)         (03/26/1996)

DATAWATCH        Canada      1,013,488            566,659          Registered
                             (04/27/1999)         (08/29/2002)

DATAWATCH        EU          210,476              210,476          Registered
                             (04/01/1996)         (04/01/1996)

Q-SUPPORT        EU          210,682              210,682          Registered
                             (04/01/1996)         (04/01/1996)

QUETZAL          EU          210,831              210,831          Registered
                             (04/01/1996)         (04/01/1996)

QUETZAL          Australia   634,675              A634,675         Registered
                             (07/11/1994)         (09/13/1995)

QUETZAL/SC       US          75/580,763           2,471,994        Registered
                             (10/29/1998)         (07/21/2001)

QUETZAL/SC       Australia   821,537              821,537          Registered
                             (01/28/2000)         (01/28/2000)

QUETZAL/SC       Canada      1,045,423                             Allowed
                             (02/03/2000)

Q-BROWSER        US          75/315,418           2,255,961        Registered
                             (06/26/1997)         (06/22/1999)

Q-BROWSER        EU          547,323              547,323          Registered
                             (05/21/1997)         (05/21/1997)

Q-BROWSER        Australia   752,268              752,268          (Registered)
                             (01/07/1998)         (01/07/1998)

Q-FLOW           US          75/364,269           2,256,046        Registered
                             (09/29/1997)         (06/22/1999)

TRADEMARK
DESCRIPTION      COUNTRY     SERIAL NO.           REG. NO.         STATUS
-----------      -------     ----------           --------         ------

Q-FLOW           EU          633,834              633,834          Registered
                             (09/22/1997)         (09/22/1997)

Q-FLOW           Canada      873,647              528,267          Registered
                             (03/27/1998)         (05/24/2000)

Q-FLOW           Australia   744,567              744,567          Registered
                             (09/22/1997)         (11/06/1998)

VISUAL HELP US                                    2,593,147        Registered
DESK                                              (07/09/02)

VORTEXML AND     US          76/209,512                            Published
DESIGN                       (02/12/2001)

VORTEXML AND     Australia   873,785              873,785          Registered
DESIGN                       (04/26/2001)         (09/02/2002)

VORTEXML AND     Canada      1,100,922                             Pending
DESIGN                       (04/24/2001)

VORTEXML AND     EU          2,192,922                             Published
DESIGN                       (04/24/2001)

                                    EXHIBIT D

                                   MASK WORKS


None